                                                                   Exhibit 10.12


                          SECURITIES PURCHASE AGREEMENT


                                  by and among


                                CARRIER ONE, LLC,

                           CARRIER1 INTERNATIONAL S.A.

                                       AND

                               EACH OF PURCHASERS

                                AS DEFINED HEREIN



                            Dated as of March 1, 1999


                                TABLE OF CONTENTS
                                -----------------

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                                    ARTICLE I

                                   DEFINITIONS

Section 1.1  Definitions........................................................................1
Section 1.2. Hereof, Herein, etc................................................................5
Section 1.3. Computation of Time Periods........................................................5


                                ARTICLE II

                SALE AND PURCHASE OF PURCHASED SECURITIES

Section 2.1. Sale and Purchase of the Purchased Securities......................................5
Section 2.2. Closing............................................................................6
Section 2.3. Purchase of Additional Purchased Securities; Subsequent Closings...................6
Section 2.4. Use of Proceeds....................................................................8


                                ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.1  Organization and Existence.........................................................8
Section 3.2. Authorization; No Conflicts........................................................8
Section 3.3. Enforceability.....................................................................9
Section 3.4. Necessary Licenses.................................................................9
Section 3.5. Compliance with Law................................................................9
Section 3.6. Litigation........................................................................10


                                ARTICLE IV

                       PURCHASERS' REPRESENTATIONS

Section 4.1. Organization and Good Standing....................................................10
Section 4.2. Authorization.....................................................................10

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

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Section 4.3. Enforceability....................................................................11


                                 ARTICLE V

             CONDITIONS TO PURCHASERS' OBLIGATION TO PURCHASE
                   AND THE COMPANY'S OBLIGATION TO SELL

Section 5.1. Purchasers' Closing Conditions....................................................11
Section 5.2. Company's Closing Conditions......................................................11


                                   ARTICLE VI

                              EXPENSES; INDEMNITY

Section 6.1. Expenses..........................................................................12
Section 6.2. Indemnification...................................................................13


                                   ARTICLE VII

                                     NOTICES


                                  ARTICLE VIII

                       AMENDMENTS, WAIVERS AND ASSIGNMENT


                                   ARTICLE IX

                           GOVERNING LAW; JURISDICTION

                                    ARTICLE X

                ENTIRE AGREEMENT; COUNTERPARTS; SECTION HEADINGS


                                   ARTICLE XI

                              WAIVER OF JURY TRIAL


                                   ARTICLE XII

                              ADDITIONAL PURCHASERS

                         LIST OF EXHIBITS AND SCHEDULES


Exhibit A       Articles of Association
Exhibit B       Form of Registration Rights Agreement
Exhibit C       Form of Securityholder's Agreement
Exhibit D       Form of Luxembourg law opinion

Schedule 2.1.      List of Purchasers

                          SECURITIES PURCHASE AGREEMENT


                          CARRIER1 INTERNATIONAL S.A.
                          c/o Carrier1 International GmbH
                          Militarstrasse 36
                          8004 Zurich, Switzerland

                                                             As of March 1, 1999



To the Persons Listed in
Schedule 2.1 of this Agreement
c/o Carrier1 International GmbH
Militarstrasse 36
8004 Zurich, Switzerland

Ladies and Gentlemen:

                The undersigned, Carrier1 International S.A., a Luxembourg societe anonyme (the "Company"), hereby agrees with you as follows:

                                    ARTICLE I

                                   DEFINITIONS

                SECTION 1.1 DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in this Article I:

                ADDITIONAL PURCHASER. The term "Additional Purchaser" shall have the meaning provided in Article XII.

                AFFILIATE. The term "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or other specified Person) and shall include (a) any Person who is a manager, officer, director or beneficial owner of at least 8% of the then Equity Securities (on a fully diluted basis) of the Company (or other specified Person) and Family Members of any such Person, (b) any Person of which the Company (or other specified Person) or an Affiliate (as defined in clause
(a) above) of the Company (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of the then outstanding Equity Securities or constitute at least a l0% equity participant, and (c) in the case of a specified Person who is an individual, Family Members of such Person.

                ARTICLES. The term "Articles" shall mean that certain Articles of Association of the Company in the form of Exhibit A attached hereto, as amended, modified, supplemented or restated from time to time.

                BUSINESS DAY. The term "Business Day" shall mean any day other than Saturday, Sunday or other day on which commercial banks in the state of Rhode Island are required or permitted to close by law.

                CARRIER ONE. The term "Carrier One" means Carrier One LLC, a Delaware limited liability company.

                CHARTER. The term "Charter" means the certificate or articles of incorporation, by-laws, statute, constitution, joint venture, certificate of limited partnership, partnership agreement, articles of organization, limited liability company operating agreement or other organizational document of any Person other than an individual, including the Articles, each as from time to time amended or modified.

                COMPANY. The term "Company" shall mean Carrier1 International S.A., a Luxembourg societe anonyme, or any corporation into which Carrier1 International S.A. is converted or merged.

                CONTRACT. The term "Contract" shall mean all material contracts, leases, plans and commitments and other agreements entered into by the Company or any Subsidiary which are in writing or have been orally agreed to by the Company or any of its Subsidiaries.

                DOLLARS. The term "Dollars" and "$" shall mean United States dollars.

                EMPLOYMENT AGREEMENTS. The term "Employment Agreements" shall mean those certain Employment Agreements, between Carrier1 International GmbH, and each of the Management, as the same may be amended, modified or supplemented from time to time.

                ENVIRONMENT. The term "Environment" shall mean soil, surface waters, groundwater, land, stream sediments, surface or subsurface strata, ambient air and any environmental medium, whether indoors or outdoors.

                ENVIRONMENTAL LAWS. The term "Environmental Laws" shall mean all federal, foreign, state, local or municipal environmental, health or safety-related laws, regulations, by-laws, rules, ordinances, judicial or administrative decrees or decisions, orders or requirements applicable to the Company or any of its Subsidiaries relating to the physical or environmental condition or use of their respective properties, their respective businesses or pollution or protection of human health or the Environment, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C., Section 9601, et seq., as amended ("CERCLA"), the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et. seq., as amended, the Clear Air Act, 42 U.S.C. Section 7401 et seq., as amended, the Clean Water Act, 33 U.S.C. Section 1251, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601 et seq., the

Occupational Safety and Health Act, laws relating to Release or threatened Releases manufacture, generation, processing, distribution, use, treatment, storage, abatement, existence, holding, Release, transport or handling of Hazardous Substances, and all laws and regulations with regard to record keeping, notification, disclosure and reporting requirements respecting Hazardous Substances.

           EQUITY SECURITIES. The term "Equity Securities" means all authorized Shares or capital stock of the Company, including (i) all classes of Shares or capital stock, voting and non-voting (including, without limitation, the Purchased Securities), (ii) any warrants, options or other rights to subscribe for or to acquire, directly or indirectly, whether pursuant to any division or split of any class of Share or capital stock of the Company or in connection with a combination, exchange, reorganization, recapitalization, reclassification, merger, consolidation or similar business combination transaction involving the Company or otherwise, (iii) any other equity interests in the Company or any bonds, notes, debentures, or other securities convertible into or exchangeable for, directly or indirectly, any Shares, capital stock or equity interests of the Company and (iv) any interests in any of the foregoing in each case outstanding at any time.

           GOVERNMENTAL ENTITIES. The term "Governmental Entities" shall have the meaning given such term in the Securityholders' Agreement.

           HAZARDOUS SUBSTANCES. The term "Hazardous Substances" means any pollutant, contaminant, toxic substance, hazardous waste, hazardous material, or hazardous substance, or any oil, petroleum or petroleum product, each as defined or listed in, or classified pursuant to, any Environmental Laws.

           INITIAL CLOSING DATE. The term "Initial Closing Date" shall mean January 15, 1999 or such other date as the Company and the Purchasers may agree upon.

           LICENSES. The term "Licenses" shall mean all licenses, permits, consents, approvals, concessions and authorizations of all Governmental Entities, whether foreign, federal, state or local, including, without limitation, any state public utilities commission and their equivalents in foreign countries.

           LIEN. The term "Lien" shall mean (a) any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any property or assets of any character, or upon the income or profits therefrom; (b) any acquisition of or agreement to have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including a capitalized lease); or (c) any sale, assignment, pledge or other transfer for security of any accounts, general intangibles or chattel paper, with or without recourse.

           MAJORITY PURCHASERS. The term "Majority Purchasers" shall mean, at any time, the holders of at least a majority of the outstanding Purchased Securities.

           MANAGEMENT. The term "Management" shall mean Stig Johansson, Joachim Bauer, Eugene A. Rizzo, Kees van Ophem, Neil Craven, Philip Poulter, Terje Nordahl and Edward Gross.

           MATERIAL ADVERSE EFFECT. The term "Material Adverse Effect" shall mean, with respect to any Person, any effect that is, or series of related effects that are, in the aggregate, materially adverse to the business, assets, properties, condition (financial or otherwise) or prospects of such Person.

           OPTION AGREEMENTS. The term "Option Agreements" shall mean the Option Agreements of even date herewith between Carrier One, the Company or its Subsidiaries and certain of their respective employees.

           PERSON. The term "Person" shall mean an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization and any Governmental Entity.

           PURCHASED SECURITIES. The term "Purchased Securities" shall mean the Shares held by Purchasers on the date hereof (whether or not acquired pursuant to this Agreement) and Shares being purchased by the Purchasers pursuant to
Article II of this Agreement and any Shares, capital stock or other securities of the Company issued or issuable upon an exchange, conversion, reorganization, reclassification, recapitalization, merger, consolidation or other similar business transaction involving the Company, its Subsidiaries or otherwise.

           PURCHASER. The term "Purchaser" shall mean the several purchasers named in Schedule 2.1 (individually, a "Purchaser" and collectively, the "Purchasers") and their respective successors and assigns and shall include Additional Purchasers pursuant to Article XII and shall include Carrier One.

           RELATED AGREEMENTS. The term "Related Agreements" shall mean the Articles, the Securityholders' Agreement, the Registration Rights Agreement and the Option Agreements.

           RELEASE. The term "Release" shall mean a "Release" as defined in any Environmental Laws, including, but not limited to, any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dispersing or dumping into the Environment in violation of any Environmental Laws.

           REGISTRATION RIGHTS AGREEMENT. The term "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated the date hereof, by and among the Company and certain of its shareholders in the form of Exhibit B attached hereto, as the same may be amended, modified or supplemented from time to time.

           SECURITIES ACT. The term "Securities Act" shall mean all applicable securities laws, rules, regulations, notices and policies in force in the United States, as amended, modified or supplemented from time to time.

           SECURITYHOLDERS' AGREEMENT. The term "Securityholders' Agreement" shall mean the Securityholders' Agreement, dated the date hereof, among the Company and certain of its shareholders, in the form of Exhibit C attached hereto, as the same may be amended, modified or supplemented from time to time.

           SHARES.  The term "Shares" shall mean the shares of the Company.

           SUBSIDIARY. The term "Subsidiary" shall mean any Person of which the Company or other specified Person now or hereafter shall at the time own, directly or indirectly through a Subsidiary, at least a majority of the outstanding Equity Securities (or other shares of beneficial interest) entitled to vote generally.

           "TAX" OR "TAXES". The term "Tax" or "Taxes" shall mean all taxes, charges, fees, levies, imposts and other assessments, including all income, sales, use, goods and services, value added, capital, capital gains, alternative net worth, transfer, profits, withholding, payroll, employer health, excise, real property and personal property taxes, and any other taxes, customs duties, fees, assessments or similar charges in the nature of a tax, including, without limitation, pension plan contributions and workers compensation premiums, together with any interest, fines and penalties imposed by any Governmental Entity, and whether disputed or not.

           SECTION 1.2. HEREOF, HEREIN, ETC. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified herein, the term "or" has the inclusive meaning represented by the term "and/or" and the term "including" is not limiting. All references as to "Sections", "Subsections", "Articles", "Schedules" and "Exhibits" shall be to Section, Subsections, Articles, Schedules and Exhibits, respectively, of this Agreement unless otherwise specifically provided.

           SECTION 1.3. COMPUTATION OF TIME PERIODS. In the computation of periods of time from a specified date to a later specified date, unless otherwise specified herein the words "commencing on" mean "commencing on and including", the word "from" means "from and including" and the words "to" and "until" each means "to and including".


                                   ARTICLE II

                    SALE AND PURCHASE OF PURCHASED SECURITIES

           SECTION 2.1. SALE AND PURCHASE OF THE PURCHASED SECURITIES. Subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, the Company agrees to issue and sell to each Purchaser and each Purchaser agrees to purchase, on the Initial Closing Date, the number of Purchased Securities set forth on Schedule 2.1, in the case of Carrier One, or the number of Purchased Securities set forth in the separate notice of allocation and acceptance signed by the Company and such Purchaser on or prior to the date hereof, at a purchase price per Share of US$ 2.00 (the "Per Share Price") (the "Initial Closing"). The sale of the Purchased Securities to each Purchaser at the Initial Closing shall constitute a separate sale hereunder.

           SECTION 2.2. CLOSING. The Initial Closing of the purchase and sale of the Purchased Securities contemplated by Section 2.1 will take place at the offices of Etude Notariale Gerard Lecuit, 300 Route de Thionville - B.P. 68 - Hesperange, 5801 Luxembourg at 10:00 a.m. on January 15, 1999, or at such other time, date and place as the parties hereto may agree upon. Subject to the satisfaction of the conditions to closing set forth in Article V, (i) as payment in full for the Purchased Securities being purchased by the Purchasers under this Agreement on the Initial Closing Date, on the Initial Closing Date each Purchaser shall deliver or cause to be delivered to the Company, in immediately available funds, an amount equal to (a) the aggregate number of Purchased Securities set forth on SCHEDULE 2.1 in the case of Carrier One, or the number of Purchased Securities set forth in the separate notice of allocation and acceptance signed by the Company and such Purchaser on or prior to the date hereof, multiplied by (b) US$ 2.00 (the "Per Share Price"), and (ii) upon confirmation of receipt of such funds in the capital and/or surplus accounts of the Company, Carrier One shall cause the capital of the Company to be increased accordingly and the Company shall issue the Purchased Securities to such Purchaser. As soon as practicable following the Closing, the Company shall register the Purchaser as the owner of the Purchased Securities in the share register of the Company and shall cause certificates representing the Purchased Securities to be delivered to such Purchaser or its designated custodian.

           SECTION 2.3. PURCHASE OF ADDITIONAL PURCHASED SECURITIES; SUBSEQUENT CLOSINGS. (a) At the Subsequent Closings (as defined below), subject to the terms and conditions set forth herein, the Company shall sell to Carrier One, and Carrier One agrees to purchase from the Company, an aggregate number of Shares at the Per Share Price which, when aggregated with all other Shares previously acquired by Carrier One (whether or not still held by Carrier One), does not exceed 30.4 million Shares at the Per Share Purchase Price. As of the date hereof, Carrier One has already subscribed for 18,865,206 Shares, of which 18,845,206 have been paid in full, and 19,999 have been one-quarter paid up.

           (b) Carrier One may, upon at least thirty (30) days prior written notice to the Company (the "Call Notice"), designate a date (which shall be a Business Day) for the closing (a "Subsequent Closing") of the purchase by Carrier One of Additional Purchased Securities (each a "Subsequent Closing Date"), which Call Notice shall specify the aggregate number of Purchased Securities to be purchased by Carrier One on such Subsequent Closing Date. The determination of whether to make a Call Notice shall be in the sole and absolute discretion of Carrier One. No Call Notices shall be given after March 31, 2002 without the written approval of the Majority Purchasers. Notwithstanding the foregoing, Carrier One shall be obligated to cause one or more Call Notices to be made to assure that the Company and its Subsidiaries have sufficient funds to pay the amounts owed to Management under the Employment Agreements from the date hereto to March 1, 1999 (the "Management Compensation Calls"). Each Subsequent Closing will take place at the offices of Etude Notariale Gerard Lecuit, 300 Route de Thionville - B.P.68 - Hesperange, 5801, Luxembourg at 10:00 a.m. on the date specified in the Call Notice or at such other time, date and place as the Company and Carrier One may agree upon. Subject to the satisfaction of the conditions to closing set forth in this Section 2.3, at each Subsequent Closing (i) Carrier One shall deliver or cause to be delivered to the Company, in immediately available funds, an amount equal to (a) the aggregate number of Purchased Securities set forth in the Call Notice, multiplied by (b) the Per Share Price, and (ii) upon confirmation of receipt of such funds in the capital and/or surplus accounts of the Company, the capital of the Company shall be increased accordingly and the Company shall issue the Purchased Securities to Carrier One. As soon as practicable following each Subsequent Closing, the Company shall register Carrier One as the owner of the Purchased Securities in the share register of the Company and shall cause certificates representing the Purchased Securities to be delivered to Carrier One or its designated custodian.

           (c) The obligation of Carrier One to purchase and pay for the Additional Purchased Securities at each Subsequent Closing is subject to (i) each of the Company's representations and warranties set forth in Article III being true and correct in all material aspects as of such Subsequent Closing Date, (ii) there shall have occurred no material adverse change in the assets, business, condition (financial or otherwise) or prospects of the Company or its Subsidiaries taken as a whole as determined by Carrier One in its sole and absolute discretion, (iii) there shall have been no material breach or violation by any party (other than Carrier One) under any Related Agreement, provided the satisfaction of the conditions set forth in clauses (i) - (iii) shall not be applicable to Management Compensation Calls. Any one or more of such conditions may be waived with the prior written consent of Carrier One, in its sole and absolute discretion, provided that a waiver of any of the foregoing conditions with respect to a Subsequent Closing shall not operate as a waiver of such condition with respect to any other Subsequent Closing.

           (d) The obligations of the Company to sell and issue the Additional Purchased Securities at each Subsequent Closing is subject to each of Carrier One's representations and warranties set forth in Article IV being true and correct in all material respect to as of such Subsequent Closing Date. Such condition may be waived with the prior written consent of the Company, in its sole and absolute discretion, provided that a waiver of the foregoing condition with respect to a Subsequent Closing shall not operate as a waiver of such condition with respect to any other Subsequent Closing.

           (e) Each Purchaser hereby consents to the purchase of Purchased Securities by Carrier One pursuant to this Section 2.3, and waives any right of preemption or similar rights that it may have otherwise had in respect of such Purchased Securities. Each Purchaser acknowledges and agrees that sales and purchases of Shares pursuant to Section 2.3 shall be made at the Per Share Price regardless of the financial condition or valuation of the Company at the time such purchase or sale is consummated and hereby agrees to waive any right to object to such sale or purchase or to require any appraisal or valuation in connection therewith.

           (f) Notwithstanding anything else contained in this Section 2.3, so long as that certain Unlimited Guaranty (as amended, modified, supplemented, extended, renewed, replaced or restated from time to time, the "Guaranty") issued by Providence Equity Partners L.P. ("PEP") in favor of Fleet National Bank is in effect and has not been terminated or PEP is otherwise obligated thereunder, the maximum number of Purchased Securities to be purchased by Carrier One at Subsequent Closings after the date hereof shall be reduced at the request of Carrier One by an amount equal to that number of Additional Purchased Securities as equals the quotient of
(i) the maximum amount of PEP's obligations and liabilities under the Guaranty at any time divided by (ii) the Per Share Purchase Price. In addition, to the extent that PEP has paid any amount under the Guaranty, and for so long as PEP shall not have been reimbursed for such payment in full, Carrier One shall have the right, in its sole discretion, to require the Company to issue to PEP, Carrier One or its designee, in exchange for the release or contribution of the Company's or its affiliates' reimbursement obligations with respect to such payment, that number of Additional Purchased Securities as equals the quotient of (x) any amounts paid by PEP in respect of the Guaranty and not theretofore reimbursed divided by (y) the Per Share Purchase Price.

           SECTION 2.4. USE OF PROCEEDS. Proceeds from the sale of the Purchased Securities hereunder shall be used for working capital and general corporate purposes as determined from time to time by the Company's Board of Directors.


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

           In order to induce the Purchasers to enter into this Agreement and to purchase the Purchased Securities, the Company hereby represents and warrants as follows:

           SECTION 3.1   ORGANIZATION AND EXISTENCE.

           (a) The Company is duly organized, validly existing and in good standing in its jurisdiction of organization and is duly qualified as a societe anonyme and authorized to do business in all other jurisdictions in which the nature of its business or property makes such qualification necessary except where the failure to so qualify would not have a Material Adverse Effect. The Company has the power to own its properties and to carry on its business as now conducted and as proposed to be conducted.

           (b) Each of the Company's Subsidiaries is duly organized, validly existing and in good standing in its jurisdiction of incorporation and is duly qualified as a foreign entity and authorized to do business in all other jurisdictions in which the nature of its business or property makes such qualification necessary and where the failure to so qualify would not have a Material Adverse Effect. Each of the Subsidiaries has the power to own its properties and to carry on its business as now conducted and as proposed to be conducted.

           SECTION 3.2. AUTHORIZATION; NO CONFLICTS. The execution, delivery and performance by the Company of this Agreement and of each Related Agreement, and the issuance and sale by the Company of the Purchased Securities hereunder,
(a) are within its power and authority, and (b) have been duly authorized by all necessary action of the Company and by all other requisite proceedings. Neither the execution and delivery by the Company of this Agreement or any Related Agreement nor the consummation by the Company of the transactions contemplated thereby (including, without limitation, the purchase and sale of the Purchased Securities hereunder) (a) will violate any provision of the Charter of the Company or any of its Subsidiaries, (b) will violate or conflict with any applicable statute, law, ordinance, rule, regulation, order, judgment, writ, injunction, license, permit or decree applicable to the Company or any of its Subsidiaries, (c) will conflict with or constitute a violation of or a default (or an event which with notice or lapse of time or both, would constitute a default) under, or will result in the termination of, or accelerate performance required by, any contract to which the Company or any of its Subsidiaries is a party or to which any of the assets or properties of the Company or any of its Subsidiaries are subject, (d) will result in the creation of any Lien upon any of the Equity Securities of the Company or any of its Subsidiaries or upon any of the property or assets of the Company or any of its Subsidiaries, or (e) will require the consent, authorization or approval of, or notice to or filing or registration with, any Person.

           SECTION 3.3. ENFORCEABILITY. The execution and delivery by the Company of this Agreement and of each of the Related Agreements, and the issuance and sale by the Company of the Purchased Securities hereunder, will result in legally binding obligations of the Company enforceable against the Company in accordance with the respective terms and provisions hereof and thereof.

           SECTION 3.4. NECESSARY LICENSES. (a) The Company and its Subsidiaries hold all necessary Licenses which are required in connection with the ownership and operation of their businesses as currently conducted. All Licenses are in full force and effect. The Company and its Subsidiaries have complied with the terms of the Licenses which they hold and there are no pending modifications, amendments or revocations of the Licenses which would adversely affect the ownership or the operation of its business. All fees due and payable from the Company or any of its Subsidiaries to Governmental Entities pursuant to the Licenses have been paid. All reports required of the Company or any of its Subsidiaries to be filed in connection with the Licenses have been timely filed and are accurate and complete.

                (b) No registrations, filings, applications, notices, transfers, consents, approvals, audits, qualifications, waivers or other action of any kind is required by virtue of the execution and delivery of this Agreement or any Related Agreement, or of the consummation of the transactions contemplated hereby or thereby (a) to avoid the loss of any License or any asset, property or right pursuant to the terms thereof or the violation or breach of any law applicable thereto, or (b) to enable the Company and its Subsidiaries to hold and enjoy the same after the Initial Closing Date (or the Subsequent Closing Date, as the case may be) in the conduct of its business as conducted immediately prior to the Initial Closing Date (or the Subsequent Closing Date, as the case may be). In particular, execution and delivery of this Agreement and the Related Agreements, and consummation of the transactions contemplated therein, will not constitute a change of control in the Company or its Subsidiaries, or otherwise require authorization, approval, consent, or filing of registration with any Governmental Entity, and will not violate or conflict with any applicable provision of the laws, rules and regulations administered by any Governmental Entity.

           SECTION 3.5. COMPLIANCE WITH LAW. Neither the Company nor any Subsidiary is in default under, or in violation of, any laws, rules or regulations

(including, without limitation, foreign, federal, state or local laws, rules or regulations relating to the issuance or sale of securities, telecommunications, anti-trust, occupational safety, the protection of the environment, transportation, storage or disposal of hazardous waste, anti-pollution and air and water quality laws), or any Licenses, granted by, or any judgment, decree, writ, injunction or order of, any Governmental Entity, applicable to its business or any of its properties or assets, which defaults and violations would in the aggregate expose the Company and its Subsidiaries to liabilities in excess of an aggregate of US$ 50,000 or otherwise materially adversely affect the assets or properties or business or operations of the Company and its Subsidiaries or requiring or prohibiting future activities.

           Neither the Company nor any Subsidiary has received any notification alleging any violations of any of the foregoing with respect to which adequate corrective action has not been taken.

           SECTION 3.6. LITIGATION. (a) There is no suit, claim, action, proceeding or investigation pending or, to the best knowledge of the Company after inquiring of its officers and employees, threatened against or adversely affecting the Company or any of its Subsidiaries, any of their assets or properties, any officer or director of the Company or any of its Subsidiaries or the consummation of the transactions contemplated by this Agreement or any Related Agreement, at law or in equity or before any Governmental Entity or before any arbitrator of any kind and there is no reasonable basis for any such suit, claim, action, proceeding or investigation. Neither the Company nor any Subsidiary nor any officer or director thereof is a party to or subject to (x) any judgment, order, writ, injunction or decree affecting it or any of its assets or properties or requiring or prohibiting future activities or (y) any settlement agreement.

           (b) Neither the Company nor any Subsidiary nor any officer or director thereto has been party to administrative or regulatory proceedings or other governmental investigations or inquiries, pending or threatened, affecting business operations of the Company or any Subsidiary.


                                   ARTICLE IV

                           PURCHASERS' REPRESENTATIONS

           SECTION 4.1. ORGANIZATION AND GOOD STANDING. Each Purchaser that is not an individual represents that it is validly existing and in good standing under the laws of its state of formation.

           SECTION 4.2. AUTHORIZATION. Each Purchaser represents that this Agreement and the Related Agreements to which it is a party have been executed by him, or in the case of a Purchaser which is not an individual by a duly authorized Person on its behalf and the execution, delivery and performance hereof and thereof (a) have been duly authorized by all appropriate action, and
(b) will not violate the provision of any material law or regulation of any Governmental Entity applicable to it or constitute a violation of any material agreement or instrument by which it is bound.

           SECTION 4.3. ENFORCEABILITY. Each Purchaser represents that the execution and delivery of this Agreement and the Related Agreements and the transactions contemplated thereunder will result in legally binding obligations of such Purchaser enforceable against such Purchaser in accordance with the respective terms and provisions hereof and thereof, subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

                                    ARTICLE V

                CONDITIONS TO PURCHASERS' OBLIGATION TO PURCHASE
                      AND THE COMPANY'S OBLIGATION TO SELL

           SECTION 5.1. PURCHASERS' CLOSING CONDITIONS. Each Purchaser's obligation to purchase the Purchased Securities pursuant to Section 2.1 is subject to compliance by the Company with its agreements herein contained, and to the satisfaction, on or prior to the Initial Closing Date of the following conditions:

           (a) RELATED AGREEMENTS. Each of the Related Agreements shall have been executed and delivered in a form satisfactory to the Purchasers. All covenants, agreements and conditions contained in the Related Agreements which are to be performed or complied with on or prior to the Initial Closing Date shall have been performed or complied with in all material respects.

           (b) LEGAL OPINION. The Purchaser shall have received from Schmitt & Bonn, Luxembourg counsel to the Company, an opinion substantially in the form of Exhibit D attached hereto.

           (c) LEGALITY; GOVERNMENTAL AND OTHER AUTHORIZATIONS. The purchase of the Purchased Securities shall not be prohibited by any law or governmental order or regulation, and shall not subject any Purchaser to any penalty, special Tax, or other onerous condition. All necessary consents, approvals, Licenses, orders and authorizations of, and registrations, declarations and filings with, any Governmental Entity or any other Person, with respect to any of the transactions contemplated by this Agreement or any of the Related Agreements, shall have been duly obtained or made and shall be in full force and effect.

           (d) NO DEFAULT. The Company shall not be in material default under any of its Contracts.

           (e) GENERAL. All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement and the Related Agreements shall be satisfactory in form and substance to the Purchasers, and the Purchasers shall have received copies of all documents, including, without limitation, records of corporate or other proceedings and consents which the Purchaser may have reasonably requested in connection therewith.

           SECTION 5.2. COMPANY'S CLOSING CONDITIONS. The Company's obligation to sell the Purchased Securities pursuant to SECTION 2.1 is subject to the representations and warranties of the Purchasers contained herein being true and correct in all material respects on and as of the Initial Closing Date, and to the satisfaction, on or prior to the Initial Closing Date of the following conditions:

           (a) RELATED AGREEMENTS. Each of the Related Agreements shall have been executed and delivered in a form satisfactory to the Company. All covenants, agreements and conditions contained in the Related Agreements which are to be performed or complied with on or prior to the Initial Closing Date shall have been performed or complied with in all material respects.

           (b) LEGALITY; GOVERNMENTAL AND OTHER AUTHORIZATIONS. The purchase of the Purchased Securities shall not be prohibited by any law or governmental order or regulation, and shall not subject the Company to any penalty, special Tax, or other onerous condition. All necessary consents, approvals, Licenses, orders and authorizations of, and registrations, declarations and filings with, any Governmental Entity or any other Person, with respect to any of the transactions contemplated by this Agreement or any of the Related Agreements, shall have been duly obtained or made and shall be in full force and effect.

           (c) GENERAL. The Company shall have received copies of all documents, including, without limitation, documents evidencing the compliance of sub-paragraph (b) above, which the Company may have reasonably requested in connection therewith.


                                   ARTICLE VI

                               EXPENSES; INDEMNITY

           SECTION 6.1. EXPENSES. The Company hereby agrees to pay at the Initial Closing and each Subsequent Closing all reasonable fees, costs and expenses incurred by the Purchasers, and approved by the Company, in connection with the transactions hereunder and in connection with any amendments or waivers (whether or not the same become effective) hereof and all reasonable expenses incurred by the Purchasers in connection with the enforcement of any rights hereunder or with respect to any Purchased Security, including without limitation (i) the cost and expenses of preparing and duplicating this Agreement, each Related Agreement and the Purchased Securities; and (ii) all Taxes arising from this Agreement or the consummation of the transactions contemplated herein including, without limitation, any recording fees, filing fees and documentary stamp and similar Taxes at any time payable in respect of this Agreement or any Related Agreement or the issuance of any of the Purchased Securities and any securities issued in exchange therefor provided that the Company shall not be liable for (i) Taxes determined with respect to income, and
(ii) Taxes
relating to and transfer of the Purchased Securities to any Person other than the Company.

           SECTION 6.2. INDEMNIFICATION. The Company hereby further agrees to indemnify, exonerate and hold each Purchaser, its Affiliates and their investors, and its (if applicable) general and limited partners and their respective shareholders, officers, directors, employees and agents free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred in any capacity by any of the indemnities as a result of or relating to (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with proceeds from the sale of any of the Purchased Securities, (ii) the execution, delivery, performance or enforcement of this Agreement, the Related Agreements or any agreement, document or instrument contemplated hereby or thereby (including, without limitation, any failure by the Company to comply with any of the covenants thereunder), (iii) any breach of any representation or warranty of the Company in this Agreement or any Related Agreement, (iv) any violation of any Environmental Laws with respect to conditions at the property now, heretofore or hereafter owned or used by the Company or any of its Subsidiaries or the operations conducted thereon, and (v) the investigation or remediation of offsite locations at which the Company or any of its Subsidiaries or their predecessors are alleged to have directly or indirectly disposed of Hazardous Materials.


                                   ARTICLE VII

                                     NOTICES

           Any notices or other communications required to be given pursuant to this Agreement shall be in writing and shall be deemed given: (i) upon delivery, if by hand; (ii) three (3) Business Days after mailing, if sent by registered or certified mail, postage prepaid, return receipt requested; (iii) one (1) Business Day after mailing, if sent via overnight courier; or (iv) upon transmission, if sent by telex or facsimile except that if such notice or other communication is received by telex or facsimile after 5:00 p.m. on a Business Day at the place of receipt, it shall be effective as of the following Business Day. All notices and other communications hereunder shall be given as follows:

           (a)  If to the Company, to it at:

                Carrier1 International GmbH
                Militarstrasse 36
                8004 Zurich, Switzerland
                Attention:
                Facsimile: 01/297 26 01
                Telephone: 01/297 26 00

           With a copy to:

                Carrier One, LLC
                901 Fleet Center
                50 Kennedy Plaza
                Providence RI 02903
                Attention:  Glenn M. Creamer
                Facsimile:  (401)751-1790
                Telephone:  (401)751-1700

           (b)  If to Carrier One, to it at:
                901 Fleet Center
                50 Kennedy Plaza
                Providence RI 02903
                Attention:  Glenn M. Creamer
                Facsimile:  (401)751-1790
                Telephone:  (401)751-1700

           (c) If to other Purchasers, to them at their respective addresses notified by them to the Company from time to time:

Any party may change its address for receiving notice by written notice given to the other names above in the manner provided above.

                                  ARTICLE VIII

                       AMENDMENTS, WAIVERS AND ASSIGNMENT

           No modification to or amendment of any provision of this Agreement shall be effective against the Company, Carrier One or any Purchaser unless such modification or amendment is approved in writing by the Majority Purchasers and the Company, except for adding Additional Purchasers to this Agreement and any consequential amendment to Schedule 2.1 hereto, which amendment may be made in accordance with Article XII. No waiver of the rights and obligations hereunder of any party hereto shall be effective unless such waiver is in writing and duly executed and delivered by (a) the Majority Purchasers (in the event such waiver is sought by the Company), or (b) the Company (in the event such waiver is sought by any Purchaser). The failure of any party hereto to enforce any of provision of this Agreement shall in no way be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Any amendment or waiver effected in accordance with this Article VIII shall be binding upon the Company, Carrier One and each Purchaser. The Company acknowledges and agrees that any Purchaser which is not an individual, upon the approval of the Majority Purchasers, shall have the right to assign its rights and obligations hereunder to one or more institutional or venture capital investors and shall be released from its commitments hereunder to the extent assigned; provided that Providence Equity Partners L.P. and its affiliates shall retain, directly or indirectly, sufficient Purchased Securities to be the Majority Purchasers.

                                   ARTICLE IX

                           GOVERNING LAW; JURISDICTION

           (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF LUXEMBOURG WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION, AND SHALL BIND AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

           (b) The courts of England have jurisdiction to hear and decide any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, "PROCEEDINGS" and "DISPUTES") and for this purpose each party irrevocably submits to the jurisdiction of the Courts of England.

           (c) Paragraph (b) above does not prevent any party to this Agreement from taking proceedings relating to Proceedings or Disputes in any other courts with jurisdiction.

           (d) Each party irrevocably waives any objection which it might at any time have to the courts of England being nominated as the forum to hear and decide any Proceedings and to settle any disputes and agrees not to claim that the courts of England are not a convenient or appropriate forum.

                                    ARTICLE X

                ENTIRE AGREEMENT; COUNTERPARTS; SECTION HEADINGS

           This Agreement, the Purchased Securities and the Related Agreements set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersede any prior written or oral understandings with respect thereto. This Agreement may be executed simultaneously in one or more counterparts thereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The parties shall execute at least as many copies of this Agreement as there are parties to this Agreement. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

                                   ARTICLE XI

                              WAIVER OF JURY TRIAL

           The parties hereto each hereby knowingly, voluntarily and intentionally waive any rights to have a trial by jury in respect of a litigation (whether as claim, counterclaim, affirmative defense of otherwise) in connection with or in any way related to this Agreement.


                                   ARTICLE XII

                              ADDITIONAL PURCHASERS

           The Company may agree to sell additional Equity Securities to any Person (an "Additional Purchaser") in accordance with the terms of this Agreement, in which case (i) this Agreement shall be amended to reflect such Additional Purchaser as Purchaser by a separate letter agreement among Carrier One, the Company and such Additional Purchaser, and (ii) the representations given in ARTICLE IV shall be given to the Company by such Additional Purchaser as at such date of such sale.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and the accompanying copies thereof in the appropriate space below.

                                             VERY TRULY YOURS,


CARRIER ONE, LLC


BY:  /s/ Glenn M. Creamer
   --------------------------------
NAME:  GLENN M. CREAMER
TITLE: CHAIRMAN



ACCEPTED AND AGREED TO:


CARRIER1 INTERNATIONAL S.A.



BY:  /s/ Glenn M. Creamer
   --------------------------------
NAME:  GLENN M. CREAMER
TITLE: CHAIRMAN

                            ACCEPTED AND AGREED TO:


                            /s/ Kees Van Ophem
                            --------------------------
                            KEES VAN OPHEM


               [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                            ACCEPTED AND AGREED TO:


                            /s/ Neil Craven
                            --------------------------
                            NEIL CRAVEN


               [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                            ACCEPTED AND AGREED TO:


                            /s/ Edward Gross
                            --------------------------
                            EDWARD GROSS


               [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                            ACCEPTED AND AGREED TO:


                            /s/ Philip Poulter
                            --------------------------
                            PHILIP POULTER


               [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                            ACCEPTED AND AGREED TO:


                            /s/ Terje Nordahl
                            --------------------------
                            TERJE NORDAHL


               [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                            ACCEPTED AND AGREED TO:


                            /s/ Eugene A. Rizzo
                            --------------------------
                            EUGENE A. RIZZO


               [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                            ACCEPTED AND AGREED TO:


                            /s/ Stig Johansson
                            --------------------------
                            STIG JOHANSSON


               [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                            ACCEPTED AND AGREED TO:


                            /s/ Joachim Bauer
                            --------------------------
                            JOACHIM BAUER


               [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                  SCHEDULE 2.1

                               LIST OF PURCHASERS
                               ------------------

NAME
----
1     Carrier One, LLC/_______Shares

2     Stig Johansson

3     Joachim Bauer

4     Eugene A. Rizzo

5     Kees Van Ophem

6     Neil Craven

7     Terje Nordahl

8     Edward Gross

9     Philip Poulter

10    Alejandra Ancarani

11    Volker Weisshaar

12    Martin Keller

13    Judith Zollinger

14    Jan van Veldhoven

15    Martin Peck

16    Carina Almroth

17    Dieter Friedrich

18    Marc Gauw

19    Ian Cooper

20    Harm Werkman

21    Astrid Werner

22    Vanja Vidic

23    Peter Gessler

24    Matthias Neumann

25    Christoph Mees

26    Nigel Findlater

27    Christopher Davison

28    Gustav Schaefer

29    Teunis Florus Oskam

30    Jonathan Shanmuganathan

31    Kasim Sheikh

32    Jane Townend

33    Isabelle Russier

34    Antonia Keller

35    Rob Hale

36    Linda Clark

37    Gertfried Uitz

38    Philip Walter

39    Dominic McGlinchey

40    Heinz Bigler

41    Evelien Aalberts

42    Rick Mikolajczuk